================================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                -----------------


                        Date of Report: October 31, 2003
                        (Date of earliest event reported)


                        RADIO UNICA COMMUNICATIONS CORP.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                  001-15151                  65-00856900
 (State or Other Jurisdiction       (Commission                (IRS Employer
       of Incorporation)           File Number)             Identification No.)



                    8400 NW 52nd Street, Miami, Florida 33166
                    (Address of Principal Executive Offices)


                                 (305) 463-5000
              (Registrant's telephone number, including area code)

================================================================================

Item 3.          Bankruptcy or Receivership.

         On October 31, 2003, Radio Unica Communications Corp. (the "Company") and thirty-five of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") (Case No. 03-16837 (CB)). The Debtors remain in possession of their assets and properties and will continue to operate their businesses as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. On October 31, 2003, the Company issued a press release relating to the forgoing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits.

        (c)      Exhibits.

                 99.1 Press Release, dated October 31, 2003, issued by Radio Unica Communications Corp.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        RADIO UNICA COMMUNICATIONS CORP.


Date: November 3, 2003    By:      /s/  Steven E. Dawson
                              --------------------------------------------------
                                   Name:   Steven E. Dawson
                                   Title:  Executive Vice President and
                                           Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit  Description

99.1 Press Release, dated October 31, 2003, issued by Radio Unica Communications Corp.